EXHIBIT 32.1

                     CERTIFICATION OF CHIEF EXCUTIVE OFFICER
                       PURSUENT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUENT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Punchline Entertainment Inc. (the "Company") on Form 10-QSB/A for the period ending January 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Nikolai Malitski, Chief Executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 25th day of April, 2008.


/s/ Nikolai Malitski
-------------------------------
Chief Executive Officer